UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21885

ENCOMPASS FUNDS
(Exact name of registrant as specified in charter)

1700 California Street, Suite 335, San Francisco, CA 94109
(Address of principal executive offices)                                       (Zip code)

     Malcolm H. Gissen
Encompass Funds
1700 California Street, Suite 335
San Francisco, CA 94109
(Name and address of agent for service)

Registrant's telephone number, including area code: (415) 749-6565

Date of fiscal year end: May 31

Date of reporting period: November 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

                                       TICKER SYMBOL: ENCPX

SEMI-ANNUAL REPORT
November 30, 2012

ENCOMPASS FUND SEMI-ANNUAL LETTER
~January 2013~

Dear Fellow Shareholders:

The Encompass Fund is on a fiscal year ending May 31st and this is the Semi-Annual Report for the six-month period ending November 30, 2012.

The sectors that helped the Fund to strong performances in 2009 and 2010 performed poorly in 2011 and 2012.

The Fund is invested in a number of exploration and development companies in various commodities (gold, silver, copper, oil, uranium, and industrial metals such as antimony and vanadium). Most of these companies are smaller ("junior" mining companies) and are characterized by greater stock price volatility than larger companies. For the first quarter of 2012, these stocks did well, and it appeared that 2012 would be similar to 2009. However, the stocks basically peaked in April, 2012, and headed downward for the rest of 2012. We believe this was due to the uncertainties of the European markets and the Euro, the uncertainties caused by the political campaign in the United States, a desire on the part of many investors to limit risk, and the inability of many smaller commodity companies to find reasonable financing for their projects. In addition, a number of governments experienced surprising events that hurt companies in the Fund's portfolio. Argentina partially nationalized a major oil and gas company; Bolivia expropriated a mining project; many African countries experienced continued violence; a military coup occurred in Mali; drug cartel-related violence continued to plague Mexico, etc.

As occurred in 2011, gold gained in price in 2012 (up 5.3%), for the 12th straight year, but the gold stocks declined. An index of senior (producing) gold companies was down 12.6% and an index of junior companies declined 22.0% . Many of the companies made good progress on an operational front, but this was not recognized in the markets.

The stock market problem of the junior companies, and the attendant difficulties in raising money to fund the exploration and development of their projects, has led to increased merger and acquisition ("M&A") activity. The mid-sized and larger companies can acquire companies or projects at attractive prices, even after factoring in a premium to the current stock market prices. While the Fund doesn't invest in a company solely on the basis of its acquisition potential, it is a consideration.

Two of the Fund's portfolio companies were acquired by larger companies in 2012, at very attractive premiums to the then market price. While we understood the reasoning of the management in agreeing to merger proposals, it was disappointing because in each case we believed that the companies had a bright future.

Avion Gold Corp. has a producing gold mine in Mali, and a promising development project in Burkina Faso. We had very profitably sold some shares over the several years we owned Avion. In 2012, Endeavour Mining acquired the company in an all-stock transaction. Endeavour operates in four West African countries; has three producing gold mines, one mine under construction, and a number of promising projects, and we have continued to hold the Endeavour shares.

Extorre Gold Mines was a spin-off from Exeter Gold. With projects in Argentina, it was acquired by Yamana Gold in a cash and stock transaction. We continue to hold the Yamana shares received, as we believe that Yamana is an attractive company, with increasing gold production in five countries.

2012 Semi-Annual Report 1

Unfortunately, several of our portfolio companies continue to experience difficulties. In this category, we previously discussed Continental Energy and GeoPetro Resources. We believe that these companies have worthwhile prospects, and have continued to hold them. We continue to review each company in the portfolio, and make adjustments as are warranted.

Going forward, we continue to be cautiously optimistic. The US economy is gradually improving, albeit at a slower pace than is desirable. The European debt and monetary situation is also improving, and Asia (primarily China) continues to grow. Economic expansion and growth requires raw materials (copper, oil, natural gas, silver and many other commodities). We are continuing to invest in companies that produce these types of commodities. However, inasmuch as the equities markets have a different focus these days (less speculation), we are reducing our overall exposure to smaller companies, and increasing our holdings in larger, producing companies.

We remain bullish on gold, as the governments of the world continue to run the printing presses, and demand by governments and individuals forgold is likely to continue, in our opinion. We expect that 2013 will result in the 13th consecutive year of increasing gold prices. We are optimistic that there will be a change of attitude and that gold stocks will out-perform the price of gold. Historically, the stocks have performed in line with the commodity over reasonable time periods. So far in 2013, the stocks are outperforming gold.

We are also bullish on Uranium. There has been a supply-demand imbalance for many years. This has been met by the use of above-ground inventories and in the case of US utilities, by obtaining uranium from the decommissioning of Soviet nuclear weapons, pursuant to a Soviet (now Russia) and US Agreement. This Agreement ends this year. The 430 nuclear energy plants operating globally use about 180 million pounds of uranium per year. Only about 110-120 million pounds are mined. While there are numerous headlines about shutting down nuclear plants, they continue to be operated (producing about 20% of the world's electricity), and approximately 40 new plants are under construction.

For the six-month period that ended November 30, 2012, the Fund declined 14.3% . The benchmark we use, the Wilshire 5000 Index, gained 9.2% .

It was a difficult year and we greatly appreciate your support and confidence.

Yours very truly,

Malcolm H. Gissen                                      Marshall G. Berol

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-888-463-3957.

2012 Semi-Annual Report 2

Encompass Fund

Encompass Fund By Sectors Based on Percentage of Net Assets (UNAUDITED)

                                                                         *Net Cash represents cash equivalents and other assets less liabilities.

PERFORMANCE INFORMATION

November 30, 2012 NAV $7.62

TOTAL RATE OF RETURN (%) FOR PERIODS ENDED NOVEMBER 30, 2012.

				Since
	1 Year(A)	3 Year(A)	5 Year(A)	Inception(A)
Encompass Fund	-29.25%	-3.08%	-5.31%	-3.72%
Wilshire 5000 Index(B)	15.71%	11.69%	1.66%	4.07%

(A)1 Year, 3 Year, 5 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. 1 Year, 3 Year, 5 Year and Since Inception returns are annualized for periods greater than one year. The inception date of the Encompass Fund was June 30, 2006.

(B)Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index. The composition of the Wilshire 5000 Index is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-463-3957.

2012 Semi-Annual Report 3

Availability of Quarterly Schedule of Investments
(Unaudited)

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund’s Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines
(Unaudited)

     Brick Asset Management, Inc., the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.encompassfunds.com or is also available without charge, upon request, by calling our toll free number (1-888-463-3957). It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

     Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-888-463-3957). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Expense Example
(Unaudited)

     Shareholders of this Fund incur ongoing costs consisting of management fees and service fees. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. If shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on June 1, 2012 and held through November 30, 2012.

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	June 1, 2012 to
	June 1, 2012	November 30, 2012	November 30, 2012

Actual	$1,000.00	$857.14	$6.75

Hypothetical	$1,000.00	$1,017.80	$7.33
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half year period).

2012 Semi-Annual Report 4

Encompass Fund
		Schedule of Investments
		November 30, 2012 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Agricultural Chemicals
500,000	Rio Verde Minerals Development Corp. * (Canada)	$151,027	1.90%
Coal Mining & Processing
35,700	Forbes & Manhattan Coal Corp. * (Canada)	23,364	0.29%
Copper Mining & Processing
500,000	Boxxer Gold Corp. * (Canada)	35,240
800,000	Excelsior Mining Corp. * (Canada)	173,178
800,000	International PBX Ventures Ltd. * (Canada)	44,301
1,100,000	Redhawk Resources, Inc. * (Canada)	553,766
		806,485	10.17%
Drug Delivery Systems
150,000	Delcath Systems, Inc. *	241,500	3.04%
Electronic Computers
400	Apple Inc.	234,112	2.95%
Gold Exploration & Mining
519,500	Aguila American Gold Ltd. * (Canada)	81,074
90,000	Atacama Pacific Gold Corp. * (Canada)	276,379
575,500	Brazil Resources Inc. * (Canada)	631,590
49,500	Brazil Resources Inc. * (Restricted) (Canada)	48,892
820,000	Canarc Resource Corp. * (Canada)	103,202
337,000	Caza Gold Corp. * (Canada)	27,145
4,765	Comstock Mining, Inc. *	10,674
1,000,000	Corex Gold Corp. * (Canada)	70,479
183,412	Endeavour Mining Corp. * (Canada)	382,547
150,000	Gold Standard Ventures Corp. * (Canada)	189,000
3,000,000	SOHO Resources Corp. * (Canada)	45,308
3,175	Yamana Gold Inc. (Canada)	59,690
		1,925,980	24.28%
Industrial Metals & Minerals
175,000	American Vanadium Corp. * (Canada)	123,339
83,500	American Vanadium Corp. * (Restricted) (Canada)	52,965
137,500	Avalon Rare Metals Inc. * (Canada)	193,875
790,000	Aztec Metals Corp. * *** (Restricted) (Canada)	31,600
550,000	Dacha Strategic Metals Inc. * (Canada)	210,431
400,000	Standard Graphite Corporation * (Canada)	60,411
405,786	United States Antimony Corp. *	799,398
		1,472,019	18.56%
Oil & Gas Exploration & Production
1,000,000	Border Petroleum Corp. * (Canada)	130,890
1,400,000	Continental Energy Corp. * (Canada)	14,000
2,362,946	GeoPetro Resources Company * **	172,258
15,100	GeoPetro Resources Company *	1,101
77,724	Magnum Hunter Resources Corp. *	313,228
55,000	NiMin Energy Corp. * (Canada)	5,538
400,000	Petrodorado Energy Ltd. * (Canada)	48,329
		685,344	8.64%
Radio & TV Broadcasting & Communications Equipment
1,500	QUALCOMM Incorporated	95,430	1.20%
Real Estate Development
1,500,000	360 VOX Corporation * (Canada)	196,335	2.48%
Silver Mining and Processing
75,000	Paramount Gold and Silver Corp. *	174,000
10,000	Silver Wheaton Corp. (Canada)	367,600
		541,600	6.83%

* Non-Income producing securities during the period.
** Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities represents
2.17% of the portfolio at November 30, 2012, and are considered liquid and may be resold in transactions exempt from reg-
istration, normally to qualified institutional buyers. See Note 2 for information on Restricted Securities.
*** The value of the stock is determined based on the security’s last offering price and management’s understanding of the company’s current financial situation. Level 3 security. See Note 3.

The accompanying notes are an integral part of these financial statements.

2012 Semi-Annual Report 5

Encompass Fund
		Schedule of Investments
		November 30, 2012 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Uranium Mining & Exploration
400,000	European Uranium Resources Ltd. * (Canada)	$82,561
450,000	Strateco Resources Inc. * (Canada)	86,085
247,615	Uranium Energy Corp. *	559,610
100,000	UR-Energy Inc. *	79,140
		807,396	10.19%
Total for Common Stocks (Cost - $10,121,584)		7,180,592	90.53%
CONVERTIBLE NOTES
250,000	Continental Energy Corp., 18%, 3/15/2013 (Restricted) (Canada) ***	45,000
Total for Convertible Notes Securities (Cost - $250,000)		45,000	0.57%
CORPORATE BONDS
156,000	Claude Resources, 12.0%, 5/23/2013 (Canada)	157,068
Total for Corporate Bonds (Cost - $154,237)		157,068	1.98%
PREFERRED STOCK
100	Comstock Mining Inc., 7.5% Series B Convertible Preferred	135,757
Total for Preferred Stock (Cost - $100,000)		135,757	1.71%
REAL ESTATE INVESTMENT TRUSTS
16,800	Ashford Hospitality Trust Inc.	152,040
Total for Real Estate Investment Trusts (Cost - $119,474)		152,040	1.92%
WARRANTS
400,000	Aguila American Gold Ltd. * (expires 5-19-2013) (a)	$-
41,750	American Vanadium Corp. * (Restricted) (expires 3-12-2014) (b)	-
245,000	Aztec Metals Corp. * (Restricted) (expires 1-28-2013) (c)	-
142,500	Canadian Overseas Petroleum Ltd. * (expires 12-1-2013) (d)	-
1,562,500	Continental Energy Corp. * (Restricted) (expires 9-21-2013) (e)	-
15,000	Delcath Systems, Inc. * (expires 5-31-2015) (f)	-
25,000	Estrella Intl. Energy Svs. Ltd. * (expires 3-3-2015) (g)	-
100,000	European Uranium Resources Ltd. * (expires 12-30-2012) (h)	-
400,000	Excelsior Mining Corp. * (expires 2-28-2013) (i)	-
262,500	GeoPetro Resources Company * ** (expires 9-30-2013) (j)	-
116,700	GeoPetro Resources Company * ** (expires 12-31-2013) (k)	-
62,500	GeoPetro Resources Company * ** (expires 12-23-2013) (l)	-
575,000	GeoPetro Resources Company * ** (expires 3-2-2014) (m)	-
227,273	GeoPetro Resources Company * ** (expires 4-28-2014) (n)	-
200,000	International PBX Ventures Ltd. * (expires 2-8-2014) (o)	-
7,772	Magnum Hunter Resources Corp. * (expires 10-14-2013) (p)	-

* Non-Income producing securities during the period.
** Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities represents 2.17% of the portfolio at November 30, 2012, and are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
*** The value of the Note is on an "as if converted" basis, based on the stock's market price from time to time (with a 10% restricted stock discount). That valuation method was effective on November 9, 2012, and continues. Level 3 security. See Note 3.
(a) Aguila American Gold Ltd. warrants expire May 19, 2013, with an exercise price of $0.65 Canadian.
(b) American Vanadium Corp. warrants expire March 12, 2014, with an exercise price of $1.00 Canadian.
(c) Aztec Metals Corp. warrants expire January 28, 2013, with an exercise price of $0.075 Canadian.
(d) Canadian Overseas Petroleum Limited warrants expire December 1, 2013, with an exercise price of $0.65 Canadian.
(e) Continental Energy Corp. warrants expire September 21, 2013, with an exercise price of $0.12.
(f) Delcath Systems, Inc. warrants expire May 31, 2015, with an exercise price of $1.65.
(g) Estrella Intl. Energy Svs. Ltd. warrants expire March 3, 2015, with a exercise price of $1.50 Canadian.
(h) European Uranium Resources Ltd. warrants expire December 30, 2012, with an exercise price of $2.00 Canadian.
(i) Excelsior Mining Corp. warrants expire February 28, 2013, with an exercise price of $1.00 Canadian.
(j) GeoPetro Resources Company warrants expire September 30, 2013, with an exercise price of $0.75.
(k) GeoPetro Resources Company warrants expire December 31, 2013, with an exercise price of $0.75.
(l) GeoPetro Resources Company warrants expire December 23, 2013, with an exercise price of $0.50.
(m) GeoPetro Resources Company warrants expire March 2, 2014, with an exercise price of $0.75.
(n) GeoPetro Resources Company warrants expire April 28, 2014, with an exercise price of $1.00.
(o) International PBX Ventures Ltd. warrants expire February 8, 2014, with a exercise price of $0.25 Canadian.
(p) Magnum Hunter Resources Corp. warrants expire October 14, 2013, with an exercise price of $10.50.

The accompanying notes are an integral part of these financial statements.

2012 Semi-Annual Report 6

Encompass Fund
		Schedule of Investments
		November 30, 2012 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets
WARRANTS
800,000	Nortec Minerals Corp. * (expires 7-7-2013) (q)	$-
100,000	Oremex Silver Inc. * (expires 12-22-2012) (r)	-
300,000	Petrodorado Energy Ltd. * (expires 12-3-2012) (s)	-
500,000	Rio Verde Minerals Development Corp. * (expires 7-28-2016) (t)	-
1,500,000	SOHO Resources Corp. * (expires 8-9-2013) (u)	-
75,000	United States Antimony Corp. * ** (expires 1-20-2014) (v)	-
7,500	United States Antimony Corp. * ** (expires 6-29-2014) (w)	-
Total for Warrants (Cost - $0)		-	0.00%
MONEY MARKET FUNDS
248,419	Fidelity Institutional Money Market Portfolio 0.26% ****	248,419
Total for Money Market Funds (Cost - $248,419)		248,419	3.13%
	Total Investments	7,918,876	99.84%
	(Cost - $10,993,714)
	Other Assets in Excess of Liabilities	12,871	0.16%
	Net Assets	$7,931,747	100.00%

* Non-Income producing securities during the period.
** Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities represents
2.17% of the portfolio at November 30, 2012, and are considered liquid and may be resold in transactions exempt from registra-
tion, normally to qualified institutional buyers.
**** Variable rate security; the coupon rate shown represents the rate at November 30, 2012.
(q) Nortec Minerals Corp. warrants expire July 7, 2013, with an exercise price of $0.20 Canadian.
(r) Oremex Silver Inc. warrants expire December 22, 2012, with an exercise price of $0.17 Canadian.
(s) Petrodorado Energy Ltd. warrants expire December 3, 2012, with an exercise price of $0.35 Canadian.
(t) Rio Verde Minerals Development Corp. warrants expire July 28, 2016, with an exercise price of $0.85 Canadian.
(u) SOHO Resources Corp. warrants expire August 9, 2013, with an exercise price of $0.175 Canadian.
(v) United States Antimony Corp. warrants expire January 20, 2014, with an exercise price of $2.50.
(w) United States Antimony Corp. warrants expire June 29, 2014, with an exercise price of $2.50.
See Note 2 for information on Restricted Securities.

The accompanying notes are an integral part of these financial statements.

2012 Semi-Annual Report 7

Encompass Fund

Statement of Assets and Liabilities (Unaudited)
November 30, 2012

Assets:
Investment Securities at Fair Value	$7,918,876
(Cost - $10,993,714)
Receivables:
Receivables for Fund Shares Sold	16
Securities Sold	41,948
Dividends and Interest	2,099
Total Assets	7,962,939
Liabilities:
Service Fees Payable	10,508
Management Fees Payable	20,684
Total Liabilities	31,192
Net Assets	$7,931,747
Net Assets Consist of:
Paid In Capital	$12,722,965
Accumulated Net Investment Income	4,201
Accumulated Realized Loss on Investments - Net	(1,720,581)
Unrealized Depreciation in Value of Investments
Based on Identified Cost - Net	(3,074,838)
Net Assets, for 1,041,594 Shares Outstanding	$7,931,747
(Unlimited number of shares authorized without par value)
Net Asset Value Per Share ($7,931,747/1,041,594 shares)	$7.62
Redemption Price ($7.62 x 0.98) (Note 2)	$7.47

Statement of Operations (Unaudited)
For the six month period ended November 30, 2012

Investment Income:
Dividends (a)	$65,545
Interest	11,606
Total Investment Income	77,151
Expenses:
Service Fees (Note 4)	22,640
Management Fees (Note 4)	50,310
Total Expenses	72,950

Net Investment Income	4,201

Realized and Unrealized Loss on Investments:
Realized Loss on Investments	(1,234,030)
Change in Unrealized Depreciation on Investments	(195,746)
Net Realized and Unrealized Loss on Investments	(1,429,776)

Net Decrease in Net Assets Resulting from Operations	$(1,425,575)

(a) Net of foreign taxes withheld $241. The accompanying notes are an integral part of these financial statements.

2012 Semi-Annual Report 8

Encompass Fund

Statements of Changes in Net Assets	(Unaudited)
	6/1/2012	6/1/2011
	to	to
	11/30/2012	5/31/2012
Increase/(Decrease) in Net Assets from Operations:
Net Investment Income/(Loss)	$4,201	$(136,598)
Net Realized Gain/(Loss) on Investments	(1,234,030)	(227,441)
Realized Gain on Option Transactions	-	11,400
Unrealized Appreciation/(Depreciation) on Investments	(195,746)	(9,515,505)
Unrealized Appreciation/(Depreciation) on Options	-	(5,400)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,425,575)	(9,873,544)
Distributions to Shareholders from:
Net Investment Income	-	-
Total Distributions Paid to Shareholders	-	-
Capital Share Transactions:
Proceeds From Sale of Shares	159,616	4,170,192
Proceeds From Redemption Fees (Note 2)	2,459	25,684
Shares Issued on Reinvestment of Dividends	-	-
Cost of Shares Redeemed	(2,047,158)	(10,545,287)
Net Increase/(Decrease) from Shareholder Activity	(1,885,083)	(6,349,411)
Total Increase/(Decrease)	(3,310,658)	(16,222,955)
Net Assets at Beginning of Period	11,242,405	27,465,360
Net Assets at End of Period (Including undistributed net investment	$7,931,747	$11,242,405
income of $4,201 and $0, respectively.)

Share Transactions:
Issued	18,243	326,009
Reinvested	-	-
Redeemed	(241,129)	(873,673)
Net Increase/(Decrease) in Shares	(222,886)	(547,664)
Shares Outstanding Beginning of Period	1,264,480	1,812,144
Shares Outstanding End of Period	1,041,594	1,264,480

Financial Highlights	(Unaudited)
Selected data for a share of capital stock outstanding	6/1/2012		6/1/2011	6/1/2010	6/1/2009	6/1/2008	6/1/2007
throughout the period:	to		to	to	to	to	to
	11/30/2012		5/31/2012	5/31/2011	5/31/2010	5/31/2009	5/31/2008
Net Asset Value -
Beginning of Period	$8.89		$15.16	$9.73	$6.76	$9.39	$11.22
Net Investment Income (Loss) (a)	0.00	*	(0.09)	(0.13)	(0.06)	0.04	0.10
Net Gains or Losses on Securities
(realized and unrealized)	(1.27)		(6.20)	5.53	3.03	(2.61)	(1.84
Total from Investment Operations	(1.27)		(6.29)	5.40	2.97	(2.57)	(1.74)
Less Distributions from:
Net Investment Income	0.00		0.00	0.00	0.00	(0.06)	(0.07)
Return of Capital	0.00		0.00	0.00	0.00	0.00	(0.02)
Total Distributions	0.00		0.00	0.00	0.00	(0.06)	(0.09)
Proceeds from Redemption Fee (Note 2)	0.00	*	0.02	0.03	0.00 *	0.00	0.00
Net Asset Value -
End of Period	$7.62		$8.89	$15.16	$9.73	$6.76	$9.39
Total Return (b)	(14.29)%	**	(41.36)%	55.81%	43.93%	(26.81)%	(15.61)%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$7,932		$11,242	$27,465	$8,495	$3,458	$3,051
Ratio of Expenses to Average Net Assets	1.45%	***	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of Net Income (Loss) to Average Net Assets	0.08%	***	(0.78)%	(0.96)%	(0.67)%	0.67%	1.01%
Portfolio Turnover Rate	13.97%	**	27.82%	25.57%	21.50%	37.56%	32.52%

* Amount calculated is less than $0.005.
** Not Annualized.
*** Annualized.
(a) Calculated using the average shares method.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions to shareholders, and for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

2012 Semi-Annual Report 9

NOTES TO FINANCIAL STATEMENTS
ENCOMPASS FUND
NOVEMBER 30, 2012
(UNAUDITED)

1.) ORGANIZATION
Encompass Fund (the "Fund") is a non-diversified series of the Encompass Funds (the "Trust"), and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was organized as an Ohio business trust on March 26, 2006, and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, the Fund is the only series authorized by the Trust. The Fund commenced operations on June 30, 2006. The Fund’s investment adviser is Brick Asset Management, Inc. (the “Adviser”). The Fund's investment objective is long-term capital appreciation.

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in note 3.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. To discourage large and frequent short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund imposed the redemption fee. During the six month period ended November 30, 2012 proceeds from redemption fees were $2,459.

FOREIGN CURRENCY: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

SHORT SALES: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

OPTION WRITING: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. During the six month period ended November 30, 2012, the Fund did not engage in any option transactions.

RESTRICTED SECURITIES: The Fund held the following Restricted Securities at November 30, 2012, the sale of which are restricted. The investments have been valued by the Adviser pursuant to the Fund’s Good Faith Pricing Guidelines at the following prices, after considering various pertinent factors, including the discount to the trading price of the common stock at which the Units were purchased; the restrictions on the sale of the Units; and the market price of the stock relative to the exercise price of the warrant. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized and the difference could be material.

2012 Semi-Annual Report 10

Notes to Financial Statements (Unaudited) - continued

	Acquisition			Fair Value
Restricted Security	Date	Cost	Units	per Unit	Fair Value
American Vanadium Corp.	8/20/2012	$52,378	83,500	$0.634	$52,965
American Vanadium Corp. - Warrants	8/20/2012	0	41,750	0.000	0
Aztec Metals Corp.	3/11/2010	39,085	790,000	0.040	31,600
Aztec Metals Corp. - Warrants	1/8/2010	0	245,000	0.000	0
Brazil Resources Inc.	9/21/2010	16,775	49,500	0.988	48,892
Continental Energy Corp. *	9/19/2011	250,000	250,000	0.180	45,000
Continental Energy Corp. - Warrants	9/28/2011	0	1,562,500	0.000	0
GeoPetro Resources Company	9/20/2010	1,124,530	2,362,946	0.073	172,258
GeoPetro Resources Company - Warrants	9/20/2010	0	262,500	0.000	0
GeoPetro Resources Company - Warrants	12/31/2010	0	116,700	0.000	0
GeoPetro Resources Company - Warrants	3/2/2011	0	62,500	0.000	0
GeoPetro Resources Company - Warrants	3/2/2011	0	575,000	0.000	0
GeoPetro Resources Company - Warrants	5/12/2011	0	227,273	0.000	0
					$350,715
* Convertible Note 18% 3/15/2013.

The restricted securities, including those securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, represented 4.42% of the Fund’s net assets at November 30, 2012. The Fund has no right to require registration of unregistered securities. Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933 have been identified on the Schedule of Investments.

SECURITY LOANS: The Fund may make long and short term loans of its portfolio securities to parties such as broker-dealers, banks or institutional investors. The Fund would receive compensation in the form of fees, or it would retain a portion of interest on the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

SECURITY TRANSACTION TIMING: Security transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2009-2011), or expected to be taken on the Fund’s 2012 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SUBSEQUENT EVENTS: Management has evaluated the impact of all subsequent events on the Fund through the date the issuance of these financial statements and has noted no such events requiring disclosure.

2012 Semi-Annual Report 11

Notes to Financial Statements (Unaudited) - continued

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. As required by the fair value topic of the FASB Accounting Standards Codification, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The topic also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available. Management, subject to the supervision of the Board, considers the available data and any changes from prior periods in order to assess the reasonableness of the observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however it may be determined that changes to inputs, assumptions and models are not required with the same frequency.

The following tables summarizes the inputs used to value the Fund’s assets measured at fair value as of November 30, 2012:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$7,047,135	$101,857	$31,600	$7,180,592
Convertible Notes	0	0	45,000	45,000
Corporate Bonds	0	157,068	0	157,068
Preferred Stock	0	135,757	0	135,757
Real Estate Investment Trusts	152,040	0	0	152,040
Warrants	0	0	0	0
Money Market Funds	248,419	0	0	248,419
Total	$7,447,594	$394,682	$76,600	$7,918,876

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

The Fund’s assets assigned to the Level 2 input category are generally valued using a market approach, in which a security’s value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Securities acquired via private placement that have a holding period or an extended settlement period are typically valued at a discount to the same shares that are traded freely on the market. These discounts are determined by management’s experience with similar securities or situations.

The Fund’s assets assigned to level 3 input category are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities valued at level 3 have been valued based upon a market approach in which management assesses quantitative factors, which include, but are not limited to the last trade price, the last trade price of similar securities and financial condition of the underlying issuer, as well as qualitative factors, such as reputation of the underlying issuer. Significant increases or decreases to any of the inputs could result in a significantly lower or higher fair value measurement.

The following is a reconciliation of assets for which level 3 inputs were used in determining value:

Common Stock
Beginning balance at May 31, 2012	$31,600
Total realized gain (loss)	0
Change in unrealized appreciation (depreciation)	0
Cost of Purchases	0
Cost of Sales	0
Net transfers in/out of level 3	45,000
Ending balance at November 30, 2012	$76,600

2012 Semi-Annual Report 12

Notes to Financial Statements (Unaudited) - continued

The total change in unrealized appreciation (depreciation) included in the statement of operations attributable to level 3 investments still held at November 30, 2012 includes $0.

As of November 30, 2012, convertible notes with a fair value of $45,000 were transferred from level 2 to level 3. The above securities were transferred by management to provide shareholders with a better understanding of valuation techniques assessed by management, which include the use of both quantitative and qualitative factors as discussed above.

The following table shows transfers between level 1 and level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$1,284,102	-	-	$1,284,102

Financial assets were transferred from level 2 to level 1 when the underlying positions were no longer restricted securities.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock including corporate bonds, fixed income securities, preferred stock, real estate investment trusts, warrants and convertible bonds). Equity securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are not readily available are valued at their last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as a level 2. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees and are generally categorized in level 2 or level 3 of the fair value hierarchy.

Money market securities. Money market securities are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Options. Option positions that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. To the extent these option positions are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy. Lacking a last sale price, an option position, is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the option position. When a bid price is used for valuation or when the security is not actively traded, those securities are valued at their last bid price and are generally categorized in level 2 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

2012 Semi-Annual Report 13

Notes to Financial Statements (Unaudited) - continued

4.) MANAGEMENT AND SERVICES AGREEMENTS
Under the terms of the Management Agreement between the Trust and the Adviser (the "Management Agreement"), the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees, and, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. For its services the Adviser receives an investment management fee equal to 1.00% of the average daily net assets of the Fund.

Under the terms of the Services Agreement between the Trust and the Adviser (the "Services Agreement"), the Adviser renders administrative and supervisory services to the Fund, provides the services of a chief compliance officer and assumes and pays all ordinary expenses of the Fund, except that the Fund pays all management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), extraordinary or non-recurring expenses, Rule 12b-1 expenses (of which none were authorized as of November 30, 2012) and indirect expenses (such as fees and expenses of other funds in which the Fund may invest). For its services the Adviser receives a services fee equal to 0.45% of the average daily net assets of the Fund.

For the six month period ended November 30, 2012, the Adviser earned management fees totaling $50,310, of which $20,684 was still due to the Adviser at November 30, 2012. For the same period the Adviser earned services fees of $22,640, of which $10,508 was still due to the Adviser at November 30, 2012.

Trustees who are not interested persons of the Fund were paid a total of $2,100 in Trustees’ fees by the Fund's Adviser for the six month period ended November 30, 2012.

5.) INVESTMENT TRANSACTIONS
For the six month period ended November 30, 2012, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $1,291,978 and $3,289,368 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

For Federal income tax purposes, the cost of investments owned at November 30, 2012 was $10,993,714.

At November 30, 2012, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$1,721,042	($4,795,880)	($3,074,838)

There was no difference between book cost and tax cost.

6.) TAX MATTERS
There were no distributions paid during the six month period ended November 30, 2012 and fiscal year ended May 31, 2012.

7.) CAPITAL SHARES
The Trust is authorized to issue an unlimited number of shares. Paid in capital at November 30, 2012 was $12,722,965 representing 1,041,594 shares outstanding.

8.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2012, Charles Schwab & Co. Inc., located at 101 Montgomery Street, San Francisco, CA, 94101, held for the benefit of others, in aggregate, approximately 61.16% of the Fund and therefore may be deemed to control the Fund.

2012 Semi-Annual Report 14

Board of Trustees
Malcolm H. Gissen
John F. Hamilton
John F. Runkel
William P. Twomey

Investment Adviser
Brick Asset Management, Inc.

Counsel
Thompson Hine LLP

Custodian
Huntington National Bank

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered
Public Accounting Firm
Sanville & Company

This report is provided for the general information of the shareholders of the Encompass
Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENCOMPASS FUNDS

By: /s/Malcolm H. Gissen Malcolm H. Gissen President

Date: January 30, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Malcolm H. Gissen Malcolm H. Gissen President

Date: January 30, 2013

By: /s/Malcolm H. Gissen Malcolm H. Gissen Chief Financial Officer

Date: January 30, 2013